UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2016

Grid Petroleum Corp.

(Exact name of Company as specified in its charter)

Nevada	000-53276	20-2675800
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
175 Joerschke Dr., Suite A Grass Valley, CA 95945
(Address of principal executive offices)
Phone: (530) 205-3437
(Company ’ s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

ITEM 8.01 Other Information

Effective as of April 20, 2016, the Board of Directors of the Company accepted the request from Direct Capital Group Inc., to extinguish the note between Syndication Capital and Grid

Petroleum dated December 31, 2012 for $105,000. The note has a remaining balance of $5,000. The disclosure of this transaction is described in the 10-Q filed on February 16, 2016 for the period ending December 31, 2015.

Effective as of April 20, 2016, the Board of Directors of the Company accepted the request from Special Situations Fund One Inc. to extinguish the note dated March 12, 2012 for $21,490.90 plus Interest between Special Situations and Grid Petroleum. The remaining balance is $12,325.10. The disclosure of this transaction is described in the 10-Q filed on February 16, 2016 for the period ending December 31, 2015.

Effective as of April 20, 2016, the Board of Directors of the Company accepted the request from Direct Capital Group Inc., to extinguish the note between Southridge Partners LP and Grid Petroleum dated October 26, 2015 for $11,000 plus interest. The note has a remaining balance of $15,655. The disclosure of this transaction is described in the 10-Q filed on February 16, 2016 for the period ending December 31, 2015.

ITEM 9 Financial Statements and Exhibits

INDEX TO EXHIBITS

EXHIBIT NO.

DESCRIPTION

10.1

Board Resolution and Exhibits dated April 20, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2016

Grid Petroleum Corporation

By: /s/Gary B. Tilden

Gary B. Tilden, CEO and Secretary

EXHIBIT 10.1

CORPORATE RESOLUTION OF THE BOARD OF DIRECTORS

OF

GRID PETROLEUM CORP

The following is a true copy of the resolution duly adopted by the Board of Directors of this Corporation at a special meeting, notice to this meeting having been waived, held via teleconference at 175 Joerschke Dr., Suite A, Grass Valley, CA 95945 on April 20, 2016

The Members of the Board of Directors who were present for this meeting, all of whom took active part therein were:

Mike Schatz

Gary Tilden

Robert Stillwaugh

WHEREAS, the Board of Directors of the Corporation accepted the request (See Exhibit-A) from Direct Capital Group Inc., to cancel the following note between Syndication Capital and Grid Petroleum. The note has a remaining balance of $5,000. The disclosure of this transaction is described in the 10-Q filed on February 16, 2016 for  the period ending December 31, 2015, as  listed below:

Syndication Capital Note #1

On December 31, 2012, the Company entered into a debt settlement agreement with Syndication Capital, whereby the Company exchanges $105,000 in total outstanding debt into Convertible Preferred Shares of the Company. Each of the Convertible Preferred shares will convert into common shares of the Company with the conversion price being the lesser of $0.001 or shall equal the variable conversion price (the “Variable Conversion Price”). The Variable Conversion Price shall mean 50% multiplied by the market price (the “Market Price”). The Market Price means the average of the lowest three (3) Trading Prices for the Common Stock during the ten (10) Trading day period ending on the latest complete Trading Day prior to the Conversion Date. The transaction was handled as a private sale exempt from registration under Section 4(2) of the Securities Act of 1933.

On December 31, 2012, the Company recorded an initial derivative liability of $140,146 being the fair value of the conversion feature which was determined using the Black-Scholes valuation method.

On August 4, 2013, the Company transferred $100,000 of the note to Gel Properties, LLC and recorded a credit to derivative liability of $453,305.

During the nine months ended December 31, 2015 and 2014, the Company recorded a loss of $1,023 and a gain of $9,851 respectively due to the change in value of the derivative liability during the period.

At December 31, 2015 and 2014, principal balance of $5,000 and $5,000 respectively and a derivative liability of $10,000 and $7,812 respectively was recorded.

WHEREAS, , the Board of Directors of the Corporation accepted the request (See Exhibit-B) from Special Situations Fund One Inc. to cancel the following note between Special Situations Fund One

Inc. and Grid Petroleum. The note has a remaining balance of $12,325.10. The disclosure of this transaction is described in the 10-Q filed on February 16, 2016 for  the period ending December 31, 2015, as  listed below:

Special Situations Fund One Note

On March 12, 2012, the Company arranged a debt swap under which an Asher Enterprises note for $40,000 was transferred to Special Situations Fund One for the Asher note plus an additional $21,491, for a total of $61,491.  On April 4, 2013, the Company transferred $40,000 of the note to Asher Enterprises.  The promissory note is unsecured, bears interest at 8% per annum, and matures on September 12, 2012.  During the nine months ended December 31, 2015 and 2014, the Company accrued $1,295 and $1,295 respectively in interest expense.

After 180 days from issuance, the note may be converted at the option of the holder into common stock of the Company.  The conversion price is 55% of the market price, where market price is defined as “the average of the lowest three of the last ten closing trading prices on the OTCBB immediately prior to conversion date.”

On September 9, 2012, the Company recorded a derivative liability of $71,218, being the fair value of the conversion feature which was determined using the Black-Scholes valuation method.

During the nine months ended December 31, 2015 and 2014, the Company recorded a loss of $4,358 and a gain of $41,494 respectively due to the change in value of the derivative liability during the period.

At December 31, 2015 and 2014, principal balance of $21,491 and $21,491 respectively, accrued interest of $12,325 and $10,606 respectively, and a derivative liability of $42,139 and $32,808 respectively was recorded.

WHEREAS, the Board of Directors of the Corporation accepted the request (See Exhibit-C) from Direct Capital Group Inc.  to cancel the following note between Southridge Partners LP and Grid Petroleum. The note has a remaining balance of $15,655. The disclosure of this transaction is described in the 10-Q filed on February 16, 2016 for  the period ending December 31, 2015, as  listed below:

Southridge Partners LP Note

On October 27, 2015, the Company reassigned $30,730 of the principal balance and accrued interest of two Direct Capital Note to Soutridge Partners LP.  The original notes were issued on July 31, 2013 and August 31, 2013, and had a principal balance of $11,000 and $11,000 respectively and accrued interest of $4,461 and $4,269 respectively.  The promissory note is unsecured, bears interest at 8% per annum, and matured on March 1, 2014.  During the nine months ended December 31, 2015 and 2014, the Company accrued $660 and $0 respectively in interest expense.

On October 27, 2015 the Company recorded a debt discount and derivative liability of $38,817, being the fair value of the conversion feature which was determined using the Black-Scholes valuation model.  The debt discount is accreted to the statement of operations using the effective interest rate method over the term of the note or to the date of conversion, and the derivative liability is revalued at each reporting date to fair value.  Any change in fair value is credited or charged to the statement of operations in the period.

During the nine month periods ended December 31, 2015 and 2014, the Company recorded a loss of $23,543 and $0 respectively due to the change in value of the derivative liability during the period and debt discount of $30,730 and $0 respectively was accreted to the statement of operations.

During the nine month period ended December 31, 2015 the Company issued an aggregate of 147,789,200 common shares upon the conversion of principal amount of $7,075 and $660 in interest.  The derivative liability amounting to $15,050 was re-classified to additional paid in capital.

At December 31, 2015 and 2014, principal balance of $23,655 and $0 respectively, accrued interest of $0 and $0 respectively, and a derivative liability of $47,310 and $0 respectively was recorded.

NOW, THEREFORE, BE IT:

RESOLVED, that the Company acknowledges the request from the above parties to extinguish certain notes.

The undersigned, do hereby certify that we are members of the Board of Directors of the Corporation; that the attached is a true and correct copy of resolution duly adopted and ratified at a meeting of the Board of Directors of the Corporation duly convened and held in accordance with its by-laws of the State of Nevada, as transcribed by us from the minutes; and that the same have not in any way been modified, repealed or rescinded and are in full force and effect.

IN WITNESS WHEREOF, We, have hereunto set our hands as Chief Executive Officer and Members of the Board of Directors of the Corporation.

Acknowledged by:

/s/ Gary B. Tilden

04-20-2016

Gary B. Tilden,, CEO

Date

/s/ Mike Schatz

04-20-2016

Mike Schatz, COO

Date

/s/ Robert Stillwaugh

04-20-2016

Robert L Stillwaugh, Chairman

Date

EXHIBIT A

DIRECT CAPITAL GROUP INC

1401 CAMINO DEL MAR

DEL MAR CA 92014

April 20, 2016

Gary Tilden, CEO

Grid Petroleum Corporation

175 Joerschke Dr., Suite A

Grass Valley, CA 95945

Dear Mr. Tilden:

Direct Capital Group Inc. is requesting that the Note dated December 31, 2012 for $105,000 between Syndication Capital and Grid Petroleum be cancelled effective immediately.  Direct acquired all of the Syndication debt on the Grid books on August 8, 2015.  Please extinguish the current remaining balance of $5,000.

Regards,

/s/ Jon Fullenkamp

Jon Fullenkamp

President

Direct Capital Group Inc

EXHIBIT B

SPECIAL SITUATIONS FUND ONE INC.

1401 CAMINO DEL MAR

DEL MAR CA 92014

April 20, 2016

Gary Tilden, CEO

Grid Petroleum Corporation

175 Joerschke Dr., Suite A

Grass Valley, CA 95945

Dear Mr. Tilden:

Special Situations is requesting that the Note dated March 12, 2012 for $21,490.90 plus Interest between Special Situations and Grid Petroleum be cancelled effective immediately. Please extinguish the current remaining balance of $12,325.10.

Regards,

/s/Jon Fullenkamp

Jon Fullenkamp

President

Special Situations

EXHIBIT C

DIRECT CAPITAL GROUP INC.

1155 CAMINO DEL MAR

DEL MAR, CA 92014

April 20, 2016

Gary Tilden, CEO

Grid Petroleum Corporation

175 Joerschke Dr., Suite A

Grass Valley, CA 95945

Dear Mr. Tilden:

A Note dated August 31, 2013 that was assigned to Southridge Partners LP in the amount of $11,000 plus Interest on 10/26/2015 is now cancelled and assigned back to Direct Capital Group Inc. Please extinguish the current remaining balance of $15,655.

Best,

/s/ Jon Fullenkamp

Jon Fullenkamp

President

Direct Capital Group Inc.